Exhibit 10.21


                            DATED 8th September 1998




                               AGREEMENT FOR LEASE


                         Relating to land and buildings
                           forming Unit No.35 (8A) at
                            Wellington Business Park
                                   Dukes Ride
                                   Crowthorne
                                    Berkshire



                                     between



                            T A FISHER & SONS LIMITED


                                       and


                          SAVILLE SYSTEMS (UK) LIMITED



                                   PARK NELSON
                                   1 Bell Yard
                                 London WC2A 2JP
                               Tel: 0171 404 4191
                               Fax: 0171 405 4266
                             Ref: JRB SEW 30220 424

THIS AGREEMENT FOR LEASE is made the 8th day of September One thousand nine hundred and ninety eight BETWEEN T A FISHER & SONS LIMITED (Company Number 02582252) whose registered office is at Windmill House Victoria Road Mortimer near Reading RG7 3DF ("the Landlord") (1) SAVILLE SYSTEMS (UK) LIMITED (Company Number 03487972) whose registered office is at 60 Bishopsgate, Hazilwood House, London EC2N 4AJ ("the Tenant") (2)

WHEREBY IT IS AGREED as follows:

1. (a) The  Landlord  shall  grant and the  Tenant  shall  accept a lease  ("the
Lease") for a term of FIFTEEN YEARS (subject to provisions therein for determination) from the Completion Date herein in respect of the property ("the Property") described in the Schedule hereto such Lease to be in the form of the approved draft lease annexed hereto (b) The annual exclusive rent (exclusive of Value Added Tax) shall be in the sum of SIXTY THREE THOUSAND SEVEN HUNDRED AND FIFTY POUNDS ((pound)63,750.00) subject to review as provided in the Lease

2. The Tenant shall deliver a duly executed counterpart of the Lease to the Landlord's Solicitor within 5 working days after the document is delivered to the Tenant's Solicitors

3. The Lease shall be granted subject to and where applicable with the benefit of:-

(a) The covenants agreements conditions and other terms to be contained or referred to in the said approved draft lease

(b) All matters other than registered Charges or similar financial incumbrances contained or referred to in the Charges Register and all notes in the Property Register of (i) the freehold title to the Property under title number BK260648 registered at HM Land Registry as at 21st January 1998 and (ii) the freehold title to the Common Parts of the Estate under title number BK291692 at HM Land Registry as at 21st January 1998

(c) The matters contained or referred to in the Registered Transfers mentioned in the said approved draft lease

(d) All easements granted or to be granted to statutory authorities for the supply of services to the Estate or any part thereof and

(e) The provisions and conditions of the planning permission for the development of the Estate granted by the Bracknell Forest Borough Council on the 7th October 1997.

4.1 The Landlord shall at its own expense complete the construction of the building intended to be erected upon the Property and also all remaining works to the roads footpaths car parks landscaped areas and service media serving the Property ("the Works") in an expeditious and good and workmanlike manner all in accordance with the drawings and specifications which are available for inspection at the Landlord's offices and the Tenant shall be deemed to have inspected and approved the same whether or not such inspection has taken place

4.2 The Landlord shall be responsible for rectification prior to completion of snagging items as advised by the Tenant to the Landlord or its Solicitors

5. The Landlord shall not be required to grant the Lease otherwise than to the Tenant named herein

6. Title shall be deduced in accordance with Section 110 of the Land Registration Act 1925 The Landlord's Charge Certificate is on deposit at HM Land Registry under deposit number BK260648/D/G/010950 D and the Land Certificate relating to the Common Parts is on deposit under reference BK291692/D/F.070320D and the Landlord shall ensure that the same shall remain on deposit to enable the Tenant to register this Agreement if it so wishes.

7. This Agreement shall remain in full force and effect after completion of the Lease in respect of any matters covenants or conditions which shall not have been done observed or performed prior thereto and all representations and obligations of the parties hereto (except for any obligations fully performed on or before such completion) shall continue in full force and effect notwithstanding the completion of the Lease

8. Completion shall take place at the offices of the Lessor's solicitors on the 8th day of September 1998

9. The Property is let subject to the National Conditions of Sale 20th Edition ("the Conditions") so far as the same are applicable to an agreement for lease by private treaty and are not varied by or inconsistent with this Agreement PROVIDED that:(i) "Designated Bank" shall mean any of the London Clearing Banks and (ii) the prescribed rate of interest shall be four per centum per annum above Lloyds Bank Plc Base Rate from time to time in force

10. (a) The expressions "the Landlord" and "the Tenant" wherever the context so admits include their respective successors in title

(b) Where the Landlord the Tenant for the time being are two or more individuals the terms "the Landlord" "the Tenant" include the plural number and obligations expressed or implied to be made by or with such party are deemed to be made by or with such individuals jointly and severally and where the context so permits such references shall also apply to any one or more members of such association of individuals.

(c) Wherever the context so permits all references herein to the singular member shall include the plural and vice versa and all references to the masculine gender shall include the feminine and neuter and vice versa

11.  Omitted

12. The Landlord shall procure that the Tenant shall have upon completion the benefit of all professional warranties relating to the construction of the Property and in particular shall procure that warranties are given by:-

1. The Halson Mackley Partnership
2. The Baldock Quick Partnership
3. Collier and Catley Limited

in the form of those annexed

13. The Landlord upon actual completion and as a condition of completion shall enter a Deed of Indemnity in the form of that set forth in the Appendix hereto

14. The Tenant shall only be required to complete the Lease if the Landlord can hand over consent to the letting by Midland Bank plc or such other mortgagee from time to time and if the same is not forthcoming within one month of the Completion Date the contract shall be treated as at an end and the Landlord shall be liable to the Tenant in damages

IN WITNESS the respective parties hereto have duly executed this Agreement as a Deed the day and year first before written

                                  THE SCHEDULE

Unit Number 35 in Group "C" of the Landlord's Estate known as Wellington Business Park Crowthorne Berkshire the title to which is registered with Absolute Title at HM Land Registry under Title Number BK260648 and which property is more particularly described in the approved draft Lease and for the purpose of identification only delineated on the plans thereto annexed


SIGNED for and on behalf of
T A FISHER & SONS
LIMITED

                                   Director         /s/J. Fisher



SIGNED for and on behalf of SAVILLE
SYSTEMS (UK) LIMITED

/s/Kingsley Napley Solicitors with the authority of Saville Systems (UK) Limited

DEED OF INDEMNITY dated 8th September 1998

BETWEEN:

(1) T A FISHER & SONS LIMITED (Company Number 02582252) and whose registered office is at Windmill House Victoria Road Mortimer near Reading RG7 3DF ("the Landlord"); and

(2) SAVILLE SYSTEMS (UK) LIMITED (Company Number 03487972) whose registered office is at 60 Bishopsgate Hasilwood House London EC2N 4AJ ("the Tenant"); and

(3) SAVILLE SYSTEMS PLC ("the Guarantor")

In this Deed the following expressions shall where the context so admits have the meanings ascribed to them:-

"the Agreements and Deeds" shall mean the following documents:

(a) Section 52 Agreement dated 26 June 1987 between  Bracknell  District Council
(1) Royal County of Berkshire (2) The Wellington College (3) and Higgs and Hill Homes Limited (4)

(b) Section 52 Agreement dated 24 October 1987 between the Bracknell District Council (1) Royal County of Berkshire (2) and The Wellington College (3)

(c) Section 38  Agreement  dated 21 August 1989 between TA Fisher & Sons Limited
(1) E T Trust Limited (2) and Royal County of Berkshire (3)

(d) Section 52 Agreement dated 30 August 1989 between Bracknell Forest Borough Council (1) and T A Fisher & Sons Limited (2)

(e) Section 38 Agreement dated 14 August 1991 between T A Fisher (Holdings) Limited (1) Commercial Bank Trust Plc (2) and Royal County of Berkshire (3)

"the Premises"                      shall mean all those  premises  situate at
                                    and known as Unit 35 (8A) at  Wellington
                                    Business  Park Dukes Ride Crowthorne
                                    Berkshire

"the Charge"                        shall  mean  a  specific  financial
                                    charge   registered   in  the  Land  Charges
                                    Register at Bracknell Forest Borough Council
                                    dated 20 March 1992 with  registration  date
                                    of 21 April  1992  where  the  amount of the
                                    charge is  (pound)1,401.00  plus interest at
                                    4.5%.   Description  of  charge:   Agreement
                                    Supplemental to Principal Agreement dated 30
                                    August 1989 pursuant to Section 106 of Town and Country Planning Act 1990.

"the Lease"                         shall mean a lease dated the date hereof of
                                    the  Premises  and made  between the
                                    landlord  and the Tenant

WHEREAS

(A) The Landlord is the registered proprietor of the freehold land on the south side of Dukes Ride Bracknell as the same is registered at HM Land Registry with title absolute under Title Number BK260648

(B) The Landlord has agreed to grant to the Tenant the Lease

(C) The Landlord's freehold interest from which is granted the Lease is affected by the Agreements and Deeds and the Charge and the Landlord for itself and its successors in title has agreed to indemnify the Tenant against the affects thereof

(D) This Deed is supplemental to the Lease

(E) The parties have agreed that the Lease shall take effect subject to the provisions of this Deed

(F) References to the Landlord and the Tenant shall include their respective successors in title

THIS DEED WITNESSES as follows:-

1. The Lease shall take effect subject to and as varied by this Deed as if the provisions hereof were set out in extenso therein

2. For the avoidance of doubt it is hereby agreed and declared that save as otherwise herein expressly provided the obligations of the Landlord hereunder and the other provisions hereof shall run with and bind the reversionary estate immediately expectant on the term granted by the Lease with the intent that the successors in title of the Landlord shall be bound by and be entitled to the benefit of the provisions hereof

3. The Landlord hereby covenants with the Tenant that the Landlord shall do all such acts and things as may be necessary to procure that the provisions of this Deed shall bind its successors in title

4. The Guarantor agrees to the entering into of this Deed

5. The Landlord hereby covenants with the Tenant for itself and its successors and for the benefit of the Tenant and its successors that the Landlord will at all times hereafter save harmless and keep indemnified the Tenant from and against all proceedings costs claims expenses and liabilities whatsoever in respect of the Agreements and Deeds and the Charge

IN WITNESS WHEREOF the parties have executed this Deed the day and year first before written

EXECUTED as a deed by
T A FISHER & SONS LIMITED                /s/J. Fisher

                                         Director

EXECUTED as a deed by
SAVILLE SYSTEMS (UK) LIMITED             /s/Christopher A. Hanson
                                         Director

                                         /s/John J. Boyle, III
                                         Director/Secretary


EXECUTED as a deed by
SAVILLE SYSTEMS PLC                      /s/John J. Boyle, III
                                         Director

                                         /s/Lisa Miller
                                         Director/Secretary